AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: S

2. AMENDMENT/MODIFICATION NO.: P00006

3. EFFECTIVE DATE: 14-Jun-2016

4. REQUISITION/PURCHASE REQ. NO.: SEE SCHEDULE

5. PROJECT NO. (If applicable):

6. ISSUED BY — CODE: W81XWH

USA MED RESEARCH ACQ ACTIVITY
820 CHANDLER ST
FORT DETRICK MD 21702-5014

7. ADMINISTERED BY (If other than item 6) — CODE:

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

ACELRX PHARMACEUTICALS, INC.
351 GALVESTON DR
REDWOOD CITY CA 94063-0000

CODE: 5ZVQ4 — FACILITY CODE:

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.: W81XWH-15-C-0046

X 10B. DATED (SEE ITEM 13): 11-May-2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER (Specify type of modification and authority)
Unilateral, USAMRAA 5125.232-9000 Incremental Funding

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: tduvall163393

The subject contract is modified for the following purpose:

1) Add incremental funding in the amount of $4,365,695.49 to the contract at SubCLIN 000107 to fully fund CLIN 0001 (Reference PR 0010863614-0001).
2) Update USAMRAA clause 5125.232-9000 'Incremental Funding' to show that CLIN 0001 has been fully funded.

All other terms and conditions remain unchanged. Please see 'Summary of Changes' for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
BARRY G. SAYER / CONTRACTING OFFICER
TEL: (301) 619-2375 EMAIL: barry.g.sayer.civ@mail.mil

15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)

15C. DATE SIGNED

16B. UNITED STATES OF AMERICA
BY [signature]
(Signature of Contracting Officer)

16C. DATE SIGNED: 14-Jun-2016

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000107 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000107					$0.00

CLIN 0001 Funding
COST
Funding for CLIN 0001 on PR 0010863614-0001 (PR item #0001).
Amount: $4,365,695.49.
Total funded: $17,012,744.49.
Remainder to be funded: $0.00.
FOB: Destination
PURCHASE REQUEST NUMBER: 0010863614-0001

	ESTIMATED COST	$0.00
ACRN AF		$4,365,695.49
CIN: GFEBS001086361400001		

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000107:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $4,365,695.49 from $12,647,049.00 to $17,012,744.49.

SUBCLIN 000107:
Funding on SUBCLIN 000107 is initiated as follows:

ACRN: AF

CIN: GFEBS001086361400001

Acctng Data: 09720162017013000018N10337374255 R.0018866.5.1 6100.9000021001

Increase: $4,365,695.49

Total: $4,365,695.49

Cost Code: A74FG

The following have been modified:

5152.232-9000 INCREMENTAL FUNDING (November 2014)(USAMRAA)
a. It is estimated that the total cost to the Government for the full performance of this contract for the period of **5/11/2015** to **3/09/2017** will be $**17,012,744.49**. There have been funds allotted for reimbursement of allowable costs, and applicable fee incurred in the performance of this contract in the amount of only $**17,012,744.49**. It is estimated that such funded amount shall be sufficient to cover allowable expenses for the period **5/11/2015** to **3/09/2017**. The amount of the funds currently allotted may be increased by the Contracting Officer without further concurrence of the contractor. It is estimated that the remaining funds will be made available in accordance with the following schedule:

Funding Source	Year	Amount	Timing
~~DHP core~~	~~FY15~~	~~$3,490,000.00~~	~~Aug 2015~~
~~DHP JWMRP~~	~~FY14~~	~~$500,000.00~~	~~Sep 2015~~
~~DHP core~~	~~FY14~~	~~$1,164,049.00~~	~~Sep 2015~~
~~DHP core~~	~~FY16~~	~~$4,365,695.49~~	~~Jun 2016~~
~~TOTAL~~	~~N/A~~	$9,519,744.49	~~N/A~~

b. Pending the availability of additional funds, performance by the contractor shall be governed by the contract clause entitled "Limitation of Funds", FAR 52.232-22.
(End Local Clause)

(End of Summary of Changes)